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                                                                   Exhibit 10.03


                                                               EXECUTION VERSION

                          VERITAS FOURTH AMENDMENT TO
                            PARTICIPATION AGREEMENT

     This FOURTH AMENDMENT TO PARTICIPATION AGREEMENT (this "Agreement") dated as of September 24, 2002, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation, as lessee and borrower (the "Lessee" or the "Construction Agent"), the various parties to the Participation Agreement, as guarantors (the "Guarantors"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee" or the "Lessor"), the various banks and other lending institutions which are parties to the Operative Documents from time to time as holders of certificates issued with respect to the VS Trust 2000-2 and lenders (individually, a "Holder" or a "Lender" and collectively "Holders" or "Lenders"), ABN AMRO BANK N.V., as Agent for the Lenders and the Holders (the "Agent") as of the date hereof signatory hereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in Appendix A to the Participation Agreement (as defined below).

                                   RECITALS:

     A. The Lessee, the Guarantors, the Lessor, the Lenders, the Holders, the Documentation Agent, the Syndication Agent and the Agent are parties to that certain Participation Agreement (the "Participation Agreement") dated as of July 28, 2000 as previously amended and as further amended, restated, supplemented, or otherwise modified from time to time; and

     B. The parties desire to amend certain provisions of the Participation Agreement and the Credit Agreement on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Amendment to Participation Agreement. Section 8.3A(h)(ii) of the Participation Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

          (h) Financial Covenants.

               (ii) EBITDA. EBITDA, for each period set forth below, as shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 8.3A(a)(i), shall not be less than (i) $400,000,000 for each of the twelve month periods ending September 30, 2002, December 31, 2002, March 31, 2003, June 30, 2003, September 30, 2003, December 31, 2003, March 31, 2004 and
          June 30, 2004 and (ii) $500,000,000 for the twelve month period ending as of September 30,

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          2004 and each December 31, March 31, June 30 and September 30 thereafter.

     2. Representation and Warranties. Each Credit Party hereby represents and warrants to the Agent, the Lessor, the Lenders and the Holders that the following are true and correct on the date of this Agreement and that, after giving effect to the amendment set forth in Section 1 above, the following will be true and correct on the Effective Date (as defined below);

          (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Participation Agreement and in the other Operative Documents are true and correct (except as pertains to a Default that would be cured upon the effectiveness of this Agreement) in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b) No Default (other than a Default that would be cured upon the effectiveness of this Agreement) has occurred and is continuing; and

          (c) Each of the Operative Documents to which any Credit Party is a party is in full force and effect as to such Credit Party.

     3. Effective Date. The amendments effected by Section 1 above shall become effective as of the date of this Agreement (the "Effective Date"), subject to
(a) receipt by McGuireWoods LLP ("MW"), counsel to the Agent, of a copy of this Agreement duly executed by the Lessee, each Guarantor, the Majority Secured Parties, the Lessor and the Agent, and (b) receipt by the Agent, on behalf of each individual Lender and Holder that executes this Amendment and delivers an executed copy of this Amendment to MW on or prior to the Effective Date, of a non-refundable amendment fee payable to each such Person in an amount equal to 0.05% of each such Person's respective Commitment or Holder Commitment, as applicable.

     4. Miscellaneous.

          (a) Except as specifically waived and amended above, the Participation Agreement and each of the Appendices, Schedules and Exhibits thereto shall remain in full force and effect and the Participation Agreement is hereby ratified and confirmed in all respects.

          (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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      IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.


                                              VERITAS SOFTWARE GLOBAL
                                              CORPORATION, as Lessee


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                                              VERITAS SOFTWARE CORPORATION, as
                                              a Guarantor


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                                              VERITAS OPERATING CORPORATION, as
                                              a Guarantor


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                                              VERITAS SOFTWARE TECHNOLOGY
                                              CORPORATION, as a  Guarantor


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer


                                              VERITAS SOFTWARE TECHNOLOGY
                                              HOLDING CORPORATION, as a
                                              Guarantor


                                              By: /s/ KEVIN OLSON
                                                  ---------------------------
                                              Name:  Kevin Olson
                                              Title: Treasurer



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                                              ABN AMRO BANK N.V., as Agent and
                                              as a Lender


                                              By: /s/ BLAKE J. LACHER
                                                  -----------------------------
                                              Name:  Blake J. Lacher
                                              Title: Vice President


                                              By: /s/ DAVID M. SHIPLEY
                                                  -----------------------------
                                              Name:  David M. Shipley
                                              Title: Vice President



                                              CREDIT SUISSE, FIRST BOSTON, as a
                                              Lender and as Documentation Agent


                                              By: /s/ WILLIAM O'DALY
                                                  -----------------------------
                                              Name:  William O'Daly
                                              Title: Director


                                              By: /s/ GUY M. BARON
                                                  -----------------------------
                                              Name:  Guy M. Baron
                                              Title: Associate


                                              CREDIT LYONNAIS LOS ANGELES
                                              BRANCH, as a Lender and as
                                              Syndication Agent


                                              By: /s/ F. FRANK HERRERA
                                                  -----------------------------
                                              Name:  F. Frank Herrera
                                              Title: Vice President


                                              MIZUHO CORPORATE BANK, LTD., (as
                                              successor to The Fuji Bank,
                                              Limited and as successor to The
                                              Industrial Bank of Japan,
                                              Limited), as a Lender


                                              By: /s/ MASAO NAKAGAWA
                                                  -----------------------------
                                              Name:  Masao Nakagawa
                                              Title: Deputy General Manager


                                              AIB INTERNATIONAL FINANCE, as a
                                              Lender


                                              By: /s/ MICHAEL RYAN
                                                  -----------------------------
                                              Name:  Michael Ryan
                                              Title: Director



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                                              DEUTSCHE BANK AG NEW YORK BRANCH
                                              AND/OR CAYMAN ISLANDS BRANCH,
                                              as a Lender


                                              By: /s/ CHRISTOPHER HALL
                                                  ---------------------------
                                              Name:  Christopher Hall
                                              Title: Managing Director


                                              By: /s/ WILLIAM McGINTY
                                                  -----------------------------
                                              Name:  William McGinty
                                              Title: Director


                                              SUMITOMO MITSUI BANKING
                                              CORPORATION f/k/a the Sumitomo
                                              Bank, Limited, as a Lender


                                              By: /s/ AZAR SHAKERI
                                                  -----------------------------
                                              Name:  Azar Shakeri
                                              Title: Vice President and Manager


                                              COMERICA BANK - CALIFORNIA,
                                              as a Lender


                                              By: /s/ ROB WAYS
                                                  -----------------------------
                                              Name:  Rob Ways
                                              Title: Vice President


                                              FLEET NATIONAL BANK, as a Lender


                                              By: /s/ WILLIAM S. ROWE
                                                  -----------------------------
                                              Name:  William S. Rowe
                                              Title: Vice President


                                              WELLS FARGO BANK N.A., as a Lender


                                              By: /s/ ERIC HOUSER
                                                  -----------------------------
                                              Name:  Eric Houser
                                              Title: Vice President



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                                   FBTC LEASING CORP., as a Lender

                                   By:    /s/ VICTOR MORA
                                       -------------------------------------
                                   Name:      Victor Mora
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------


                                   KEYBANK NATIONAL ASSOCIATION, as a Lender

                                   By:    /s/ THOMAS A. CRANDELL
                                       -------------------------------------
                                   Name:      Thomas A. Crandell
                                         -----------------------------------
                                   Title:     Senior Vice President
                                          ----------------------------------


                                   BNP PARIBAS, as a Lender

                                   By:    /s/ ROBERT MIMAKI
                                       -------------------------------------
                                   Name:      Robert Mimaki
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------


                                   By:    /s/ JEAN PLASSARD
                                       -------------------------------------
                                   Name:      Jean Plassard
                                         -----------------------------------
                                   Title:     Managing Director
                                          ----------------------------------




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                                   WELLS FARGO BANK NORTHWEST, NATIONAL
                                   ASSOCIATION (formerly known as First
                                   Security Bank, National Association),
                                   not individually, but solely as the
                                   Owner Trustee under the VS Trust 2000-2

                                   By:    /s/ VAL T. ORTON
                                       -------------------------------------
                                   Name:      Val T. Orton
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------


                                   ABN AMRO LEASING, INC., as a Holder

                                   By:    /s/ BLAKE J. LACHER
                                       -------------------------------------
                                   Name:      Blake J. Lacher
                                         -----------------------------------
                                   Title:     Vice President
                                          ----------------------------------


                                   CREDIT SUISSE LEASING 92A, L.P., as a
                                   Holder

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:

                                          ----------------------------------

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------


                                   CREDIT LYONNAIS LEASING CORPORATION, as a
                                   Holder

                                   By:   /s/ L. M. WERTHEIM
                                       -------------------------------------
                                   Name:     L. M. Wertheim
                                         -----------------------------------
                                   Title:    President
                                          ----------------------------------


                                   FBTC LEASING CORP., as a Holder

                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                          ----------------------------------





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